Long Term Debt	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about borrowings [abstract]
Long Term Debt
15.	LONG-TERM DEBT
The Company maintains a credit agreement which consists of revolving credit and swing line facilities aggregating $675,000 with an accordion feature which can increase the facilities to a maximum of $1,075,000 (the “Facilities”). During 2025, the Company amended its credit agreement to increase the capacity of the Facilities and extend the maturity to August 2030. The Facilities are accompanied by a fixed-rate Term Loan A maturing in March 2027, in the amount of $125,000 at an interest rate of 3.455%.
The Facilities are with a syndicate of Canadian and U.S. banks and are secured by the shares and assets of the Company as well as guarantees by BGSI and subsidiaries, while Term Loan A is with one of the syndicated banks. The interest rate for draws on the Facilities are based on a pricing grid of BGSI’s ratio of total funded debt to EBITDA as determined under the credit agreement. The Company can draw on the Facilities in either the U.S. or in Canada, in either U.S. or Canadian dollars. The Company can make draws in tranches as required. Tranches bear interest only and are not repayable until the maturity date but can be voluntarily repaid at any time. The Company has the ability to choose the base interest rate between Prime, Canadian Overnight Repo Rate Average (“CORRA”), U.S. Prime or Secured Overnight Financing Rate (“SOFR”) at the Company’s election. The total syndicated Facilities include a swing line up to a maximum of $10,000 for the Canadian borrower and $30,000 for the U.S. borrower. As at December 31, 2025, the U.S. borrower had drawn $226,000 (December 31, 2024 - $370,000) and the Canadian borrower had drawn $nil (December 31, 2024 - $nil) on the Facilities and $125,000 (December 31, 2024 - $125,000) on the Term Loan A.
The Company is subject to certain financial covenants which must be maintained to avoid acceleration of the termination of
the credit agreement. The financial covenants require BGSI to maintain a senior funded debt to EBITDA ratio of no greater than 3.50 and an interest coverage ratio of not less than 2.75. For four quarters following a material acquisition, the senior funded debt to EBITDA ratio may be increased to less than 4.00. For purposes of covenant calculations, property lease payments are deducted from EBITDA, and EBITDA is further adjusted to reflect permitted transaction-related costs, pro-forma
annualized acquisition results and anticipated synergies.
As at December 31, 2025, the Company was in compliance with all financial covenants.
Seller notes payable of $11,359 on the financing of certain acquisitions are unsecured, at interest rates ranging from 3% to 8%. The notes are repayable from January 2026 to May 2028.
Long-term debt is comprised of the following:

As at	December 31, 2025	December 31, 2024
Revolving credit & swing line facilities (net of financing costs)	$224,491	$369,333

Term Loan A (net of financing costs)	124,933	124,882

Seller notes	11,359	13,068

	$360,783	$507,283

Current portion	8,752	8,994
	$352,031	$498,289

The following is the continuity of long-term debt:

As at	December 31, 2025	December 31, 2024
Balance, beginning of year	$507,283	$421,705

Consideration on acquisition	7,462	3,517

Draws	391,623	365,994

Repayments	(544,867)	(283,790)
Deferred financing costs	(1,086)	(829)

Amortization of deferred financing costs	301	656

Foreign exchange	67	30

Balance, end of year	$360,783	$507,283
Included in finance costs for the year ended December 31, 2025 is interest on long-term debt of $32,707 (2024 - $29,149).